UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2012

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 14, 2012, General Employment Enterprises, Inc. (the “Company”) filed with the Securities and Exchange Commission a Form 8-K (the “Original Form 8-K”) reporting in Item 5.01 that on August 28, 2012, the Company was informed of the transfer of approximately 57% of the issued and outstanding shares of common stock, without par value (the “Common Stock”), of the Company from Trinity HR Services, LLC, a Delaware limited liability company (“Trinity Services”), and Trinity HR, LLC, a Kentucky limited liability company (“Trinity HR”), to LEED HR,  LLC, a Kentucky limited liability company (“LEED”), constituting a change in control for the Company.

The Company is filing this Form 8-K/A to amend and restate the Original Form 8-K to provide additional disclosure under Item 2.04 relating to the change in control.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 28, 2012, Brandon Simmons filed an Amendment No. 1 to Schedule 13D (the “Trinity 13D Filing”) with the Securities and Exchange Commission disclosing that on August 21, 2012, (i) Trinity Services sold 9,325,281 shares (the “Services Shares”) of Common Stock to LEED HR and (ii) Trinity HR sold 2,974,719 shares (the “HR Shares” and, together with the Services Shares, the “Transferred Shares”) of Common Stock to LEED (collectively, the “Trinity Transfer”).  As a result of the Trinity Transfer, LEED acquired an aggregate of 12,300,000 shares of Common Stock, or approximately 57% of the issued and outstanding Common Stock based on the number of shares outstanding as of August 13, 2012, reported by the Company in its Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed on August 14, 2012, constituting a change of control for the Company (the “Change in Control”).

The Company is party to that certain Account Purchase Agreement dated as of December 14, 2010, between Wells Fargo Business Credit, a division of Wells Fargo Bank, National Association (“WFB”), Triad Personnel Services, Inc., an Illinois corporation, the Company, BMPS, Inc., an Ohio corporation, BMCH, Inc. d/b/a Triad Personnel Services, an Ohio corporation, and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation, as amended on May 2, 2011 and February 15, 2012 (as so amended, the “AR Credit Facility”).   The AR Credit Facility provides for borrowings, on a revolving basis, of up to 85% of the Company’s eligible accounts receivable less than 90 days old and bears interest at a rate equal to the three month LIBOR plus 5.25% (effective rate was 5.75% as of June 30, 2012).  WFB may determine which receivables are eligible receivables, may determine the amount it will advance on any such receivables, and may require the Company to repay advances made on receivables and thereby repay amounts outstanding under the AR Credit Facility.  The outstanding borrowings under the AR Credit Facility, which are classified as short-term debt on the Company’s consolidated balance sheet was $2,519,000 as of June 30, 2012.

Under Section 4.03(e) of the AR Credit Facility, the Company was required to immediately notify WFB and seek its consent prior to the Change in Control.  Under Section 7.01(b) of the AR Credit Facility, breach of this provision is deemed an Event of Default (as defined in the AR Credit Facility).  Upon the occurrence of an Event of Default, WFB may accelerate and declare immediately due and payable, all indebtedness of the Company to WFB.  WFB may also enforce collection of the indebtedness of the Company by reposing and disposing of any interest in the collateral thereunder, require the Company to repurchase all accounts, and take action against the guarantors and any collateral for such guarantees.

On September 24, 2012, the Company received notice from WFB that the Company had failed to comply with Sections 4.03(e) and 7.01(b) of the AR Credit Facility by failing to immediately notify WFB of the Change in Control and to seek WFB’s consent prior to the Change in Control.  Accordingly, WFB notified the Company that it had not waived nor agreed to waive the obligations set forth in Sections 4.03(e) and 7.01(b) of the AR Credit Facility and that it was reserving all of its rights under the AR Credit Facility, including the right to exercise its rights and remedies described above.

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Item 5.01	Change in Control of Registrant.

The information set forth in Item 2.04 is incorporated herein by reference.

According to the Trinity 13D Filing and the exhibits attached thereto, the Services Shares were purchased by LEED for a purchase price of $2,274,000, payable as follows: (i) $37,900 in cash at closing, (ii) $721,000 within 45 days thereof, and (iii) the balance by delivery of a promissory note.  As additional consideration, LEED also agreed to promptly pay Trinity Services, 40% of any proceeds in excess of $4,662,641 received by LEED from (x) the sale of the first 2,974,719 Transferred Shares either sold by LEED or subject to a “Deemed Sale” (defined as shares deemed to be sold if, after the third anniversary date from August 21, 2012, the market price of the Transferred Shares exceeds $0.50, subject to certain exclusions), and (y) all dividends or distributions made by the Company.  Under the promissory note, LEED is required to pay to Trinity Services, $1,515,100 plus interest accrued at an annual rate of one percent (1%), not later than January 21, 2014.  LEED is also required to pay Trinity Services under the promissory note, one-half (1/2) of the net proceeds of any sales of the Transferred Shares yielding aggregate proceeds to LEED in excess of $250,000 in any twelve-month period.

According to the Trinity 13D Filing and the exhibits attached thereto, the HR Shares were purchased by LEED for a purchase price of $726,000, payable as follows: (i) $12,100 in cash at closing, (ii) $229,000 within 45 days thereof, and (iii) the balance by delivery of a promissory note.  As additional consideration, LEED also agreed to promptly pay Trinity HR, 40% of any proceeds in excess of $1,487,359.50 received by LEED from (x) the sale of the first 2,974,719 Transferred Shares either sold by LEED or subject to a Deemed Sale (as defined above), and (y) all dividends or distributions made by the Company.  Under the promissory note, LEED is required to pay to Trinity HR, $484,900 plus interest accrued at an annual rate of one percent (1%), not later than January 21, 2014.  LEED is also required to pay Trinity HR under the promissory note, one-half (1/2) of the net proceeds of any sales of the Transferred Shares yielding aggregate proceeds to LEED in excess of $250,000 in any twelve-month period.

On August 24, 2012, the Company was informed of the transfer of 3,357,410 shares of Common Stock, constituting approximately 15.5% of the issued and outstanding Common Stock, from Big Red Investment Partnership, Ltd. to LEED, pursuant to a privately negotiated transaction (the “Big Red Transfer”).  As a result of the Trinity Transfer and the Big Red Transfer, LEED may be deemed to beneficially own 15,657,410 shares of Common Stock, constituting approximately 72% of the issued and outstanding Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: September 28, 2012	By: /s/ Jarett A. Misch
Jarett A. Misch
Chief Financial Officer & Treasurer

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